SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  THE BSG FUNDS
                                  -------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:


|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                  THE BSG FUNDS
                                1105 Schrock Road
                                    Suite 437
                              Columbus, Ohio 43229


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER __, 2000

Dear Shareholders:

     A special meeting of shareholders of The BSG Funds, consisting of the Banc Stock Group Fund and the Diamond Hill Focus Fund (each a "Fund"), will be held on October __, 2000 at ______[a.m./p.m.], Eastern time, at the offices of The Banc Stock Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229, for the purpose of considering the following proposals, all as described in the accompanying proxy statement:

     1. FOR ALL FUNDS: To elect members of the Board of Trustees to hold office until their successors are duly elected and qualified.

     2. FOR THE BANC STOCK GROUP FUND ONLY: To approve a new Management Agreement between the Banc Stock Group Fund and Banc Stock Financial Services, Inc.

     3. FOR ALL FUNDS: To ratify the selection of McCurdy & Associates CPA's, Inc. as the independent accountants for The BSG Funds for the fiscal year ending February 28, 2001.

     4. FOR ALL FUNDS: To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Fund at the close of business on ___________, 2000. Whether or not you plan to attend the meeting in person, you may vote in either one of the following two ways:

     1. Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

     2. Vote, sign, date and fax the enclosed proxy card to ____ at 1-800-________.

                                             By Order of the Board of Trustees


                                             LISA R. HUNTER
                                             Secretary

Columbus, Ohio
October __, 2000

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it by fax or in the envelope provided. IF YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing or faxing your proxy card promptly. Unless proxy cards submitted by corporations and participants are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                  THE BSG FUNDS
                                1105 Schrock Road
                                    Suite 437
                              Columbus, Ohio 43229

                                 ---------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER __, 2000

                                  INTRODUCTION

     This proxy statement is furnished to the shareholders of The BSG Funds (the "Trust"), consisting of the Banc Stock Group Fund and the Diamond Hill Focus Fund (each a "Fund" and collectively, the "Funds"), in connection with a solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a special meeting of the shareholders of the Trust, to be held on October __, 2000 at ____ [a.m./p.m.], Eastern time, at 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 or any adjournment or adjournments thereof (collectively, the "Meeting").

                                    THE PROXY

     The proxies named in the enclosed form of proxy will vote in accordance with your direction when the proxy is returned properly executed. If you sign, date and return the form of proxy but give no voting instructions, your shares will be voted:

     1. FOR ALL FUNDS: For the election of members of the Board of Trustees to hold office until their successors are duly elected and qualified.

     2. FOR THE BANC STOCK GROUP FUND ONLY: For approval of the Management Agreement between the Banc Stock Group Fund and Banc Stock Financial Services, Inc.

     3. FOR ALL FUNDS: For the ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent accountants for the Trust for the fiscal year ending February 28, 2001.

     4. FOR ALL FUNDS: At the discretion of the holders of the proxy on any other business as may properly come before the meeting or any adjournment thereof.

     You may revoke your proxy by giving another proxy or by letter directed to the Trust showing your name and account number. Such revocation, to be effective, must be received prior to the Meeting. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     THE TRUST WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, WHICH INCLUDE FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. SUCH REQUEST SHOULD BE DIRECTED TO THE BSG FUNDS, 1105 SCHROCK ROAD, SUITE 437, COLUMBUS, OHIO 43229, TELEPHONE NUMBER
(888) 226-5595. THE PROXY STATEMENT, ALONG WITH THE NOTICE OF MEETING AND PROXY CARD(S) WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER __, 2000.

     As of the record date, October __, 2000, the Trust had ____________ shares of beneficial interest outstanding, consisting of ________ shares of the Banc Stock Group Fund and ________ shares of the Diamond Hill Focus Fund. [Name/address] owned ______ shares, representing ____% of the ________________Fund's outstanding shares as of the record date. [Management does not know of any other person who owned beneficially 5% of more of a Fund's outstanding shares on the record date.] The solicitation of proxies will occur primarily by mail but also may include telephone or oral communications by regular employees of Banc Stock Financial Services, Inc. Shareholders of record on the record date are entitled to one vote for each share held and fractional votes for fractional shares held.

     The presence in person or by proxy at the Meeting of the owners of a majority of the shares entitled to vote is required for a quorum. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     With respect to Proposal 1, Trustees may be elected by a vote of the holders of a plurality of the shares of the Trust voted, by person or by proxy, at the Meeting. With respect to Proposal 2, approval requires the affirmative vote of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the outstanding shares of the Banc Stock Group Fund entitled to vote at the Meeting. As defined in the 1940 Act, a majority of the outstanding shares means the vote of (1) 67% or more of the voting shares of the Banc Stock Group Fund present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Banc Stock Group Fund, whichever is less. The affirmative vote of a simple majority of the voted shares of each Fund is required to approve Proposal 3, ratification of the selection of McCurdy & Associates CPA's, Inc.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against Proposal 2, because the required vote is a percentage of the shares present or outstanding. However, with respect to Proposal 1 and Proposal 3, they will have no effect because the required vote is a plurality of voted shares for Proposal 1, and a majority of voted shares for Proposal 3.

     A shareholder receiving this proxy statement may hold shares in one or more of the Funds. A proxy card with respect to each Fund of which a shareholder owns shares accompanies this proxy statement. A shareholder may execute proxies or vote at the Meeting with respect to all shares owned in each of the Funds.

                                    PROPOSALS

                              ELECTION OF TRUSTEES

     The Board of Trustees has nominated the five individuals identified below for election to the Board. Each of the five Trustees elected will hold office until his or her successor is selected and qualified. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the five nominees. Each of the nominees has indicated a willingness to serve if elected. If a nominee should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of trusteeships or you have withheld authority as to the election of the Trustees, your proxies will be voted for such other nominee or nominees as the Board may recommend.

     Two of the nominees are currently Trustees of the Trust: John M. Bobb and Lisa R. Hunter. Ms. Hunter is Treasurer, Secretary, and Chief Financial Officer of the Trust. Mr. Bobb is not affiliated with the Trust. The nominees for election, their ages, and a description of their principal occupations are listed in the table below.

========================================== =================================================================================
NOMINEE                                    BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
========================================== =================================================================================
John M. Bobb                               Trustee of the Trust since October 1997.  Director of Headwaters Group, a fine
Age:  58                                   arts consulting agency, since 1994.
------------------------------------------ ---------------------------------------------------------------------------------
Roderick H. Dillon, Jr.*                   President, Chief Executive Officer and Chief Investment Officer of The Banc
Age:  44                                   Stock Group, a holding company that owns Diamond Hill Capital Management and
                                           Banc Stock Financial Services, Inc., since April 2000; Vice President with
                                           Loomis, Sayles & Company, a financial services company, from October 1997 to April 2000; President and Chief Investment Officer of Dillon Capital
                                           Management, an investment advisory firm, from July 1993 to October 1997.

------------------------------------------ ---------------------------------------------------------------------------------
Lisa R. Hunter*                            Treasurer and Chief Financial Officer of the Trust since April 2000, Secretary
Age:  46                                   and a Trustee of the Trust since January 1997.  Vice President and Director of
                                           Compliance of Banc Stock Financial Services, Inc., each Fund's distributor, since December 1994.
------------------------------------------ ---------------------------------------------------------------------------------
George A. Skestos                          President of Homewood Corporation, a real estate development firm, since
Age:  31                                   September 1999; Director of the Midland Life Insurance Company since April
                                           1998; Officer of Huntington Capital Corp. from April 1994 through September
                                           1997.

------------------------------------------ ---------------------------------------------------------------------------------
William P. Zox                             Partner with Schottenstein, Zox and Dunn Co. LPA, a law firm, since January
Age:  33                                   2000; Associate with Schottenstein, Zox and Dunn Co. LPA from July 1993 to
                                           January 2000.
========================================== =================================================================================

*MR. DILLON AND MS. HUNTER ARE DEEMED TO BE "INTERESTED PERSONS" OF THE TRUST AS THOSE TERMS ARE DEFINED IN THE 1940 ACT BECAUSE OF THEIR ASSOCIATIONS WITH THE TRUST, THE TRUST'S DISTRIBUTOR, AND THE TRUST'S ADVISER.

     The shares of each Fund beneficially owned by each Trustee, Trustee nominee, and named executive officer, as of October ___, 2000, is shown in the following table. For this purpose, "beneficial ownership" is defined in the regulations under section 13(d) of the Securities Exchange Act of 1934. The information is based on statements furnished to the Trust by the nominees.

================================ ========================================== ==========================================
                                             BANC STOCK GROUP FUND                      DIAMOND HILL FOCUS FUND
                                 ------------------------------------------ ------------------------------------------
ALL NOMINEES, TRUSTEES, AND      ========================== =============== ========================= ================
EXECUTIVE OFFICERS               NUMBER OF SHARES           PERCENT OF      NUMBER OF SHARES          PERCENT OF FUND
                                 BENEFICIALLY OWNED         FUND            BENEFICIALLY OWNED
-------------------------------- -------------------------- --------------- ------------------------- ----------------
John M. Bobb
-------------------------------- -------------------------- --------------- ------------------------- ----------------
Roderick H. Dillon, Jr.
-------------------------------- -------------------------- --------------- ------------------------- ----------------
Lisa R. Hunter
-------------------------------- -------------------------- --------------- ------------------------- ----------------
Virginia H. Rader
-------------------------------- -------------------------- --------------- ------------------------- ----------------
Gary A. Radville
-------------------------------- -------------------------- --------------- ------------------------- ----------------
Anthony J. Reilly
-------------------------------- -------------------------- --------------- ------------------------- ----------------
George A. Skestos
-------------------------------- -------------------------- --------------- ------------------------- ----------------
William P. Zox
-------------------------------- -------------------------- --------------- ------------------------- ----------------
All Trustees and Executive
Officers as a Group
================================ ========================== =============== ========================= ================

COMPENSATION TABLE

         The following table provides information relating to the compensation of the Trust's Trustees for the fiscal year ended February 29, 2000.

========================= ==================================
          NAME              TOTAL COMPENSATION FROM TRUST

------------------------- ----------------------------------
Lisa R. Hunter            $0
------------------------- ----------------------------------
John M. Bobb              $4,000
------------------------- ----------------------------------
Virginia H. Rader         $4,000
------------------------- ----------------------------------
Gary A. Radville          $4,000
========================= ==================================

     Those Trustees who are not affiliated with the Adviser are paid a fee of $1,000 per meeting. The Board of Trustees held four regular meetings during the last full fiscal year. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. The Trust does not have a standing audit, compensation or nominating committee.

     No executive officer of the Trust received compensation from the Trust for his or her services as officer.

TRUSTEES AND OFFICERS

     The Principal occupations of the Trustees and executive officers of the Trust who are not Trustee nominees are as follows:

========================================== =================================================================================
TRUSTEES AND OFFICERS                      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
========================================== =================================================================================
Virginia H. Rader                          Trustee of the Trust since April 1997.  Retired.
Age: 53
------------------------------------------ ---------------------------------------------------------------------------------
Gary A. Radville                           Trustee of the Trust since April 1997.  Chief Financial Officer of Peer Foods,
Age: 42                                    Inc.  Prior to 1996, Partner, Price Waterhouse.
------------------------------------------ ---------------------------------------------------------------------------------
Anthony J. Reilly                          President of the Trust since April 2000.  President of Banc Stock Financial
Age: 33                                    Services, Inc. since April 1992.
========================================== =================================================================================

RECOMMENDATION OF THE BOARD OF TRUSTEES

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

FOR BANC STOCK GROUP FUND SHAREHOLDERS ONLY:

                        APPROVAL OF MANAGEMENT AGREEMENT

     The current Management Agreement (the "Current Management Agreement") between the Trust on behalf of Banc Stock Group Fund and Diamond Hill Capital Management, formerly known as Heartland Advisory Group, Inc. (the "Current Adviser"), was approved by shareholders on February 26, 1999, at which time the Current Agreement was adopted to reflect a 0.25% reduction in the Current Adviser's annual fee. The Board subsequently amended the Current Management Agreement as of July 1, 2000 to reflect a further reduction in the Current Adviser's annual fee, which is presently at 1.50% of the Fund's average daily net assets. Pursuant to the Current Management Agreement, the Current Adviser provides investment advisory services and certain administrative services to the Fund and pays all operating expenses of the Fund, except for brokerage, taxes, interest, Trustee expenses, and Rule 12b-1 distribution expenses. In addition, an Addendum to the Current Management Agreement provides that the Current Adviser shall reimburse the Fund for all Trustee expenses until June 1, 2003.

     The Current Adviser's principal executive offices are located at 1105 Schrock Road, Suite 437, Columbus, Ohio 43229. Roderick H. Dillon, Jr. is President of the Current Adviser. Jeffrey C. Barton, Chief Financial Officer of The Banc Stock Group, is Treasurer and sole Director of the Current Adviser. The Current Adviser is a wholly owned subsidiary of The Banc Stock Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229.

     The Trust is seeking to retain Banc Stock Financial Services, Inc. (the "New Adviser") as the Banc Stock Group Fund's investment adviser. The New Adviser is a sister company of the Current Adviser, which currently manages both the Banc Stock Group Fund and the Diamond Hill Focus Fund.

The personnel and operations of the Current Adviser and the New Adviser are being realigned by the parent company so that the Current Adviser will provide general advisory services, and the New Adviser will provide specialized advisory services pertaining primarily to investments in the securities of banks, lending institutions, and financial services companies. As a result of this realignment, it is proposed that the investment advisory services provided to the Banc Stock Group Fund by the Current Adviser will now be provided by the New Adviser. Replacing the Current Adviser with the New Adviser will result in no practical change in the management of the Banc Stock Group Fund. The New Adviser will retain the same portfolio manager, Mark Davis, and adhere to the same investment objectives and strategies as the Current Adviser.

     In an effort to distinguish investment advisory services provided by the New Adviser from administrative services, the Banc Stock Group Fund is seeking to enter into two separate agreements with the New Adviser: a Management Agreement that covers investment management services provided to the Fund by the New Adviser (the "New Management Agreement") and an Administrative Services Agreement that covers administrative services provided to the Fund by the New Adviser (the "Administrative Services Agreement"). Therefore, certain administrative responsibilities of the Current Adviser that are contained in the Current Management Agreement will be contained in the Administrative Services Agreement, rather than the New Management Agreement.

     The New Management Agreement provides that the New Adviser will provide the Fund with such investment advice as it deems advisable, furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies, and determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The New Management Agreement also provides that the New Adviser will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board of Trustees regarding the conduct of the business of the Fund.

     In connection with purchases or sales of portfolio securities for the account of the Fund, the New Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the New Adviser, subject to review of these selections by the Board of Trustees from time to time. The New Adviser is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the New Adviser must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The New Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the New Adviser is authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the New Adviser exercises investment discretion. The New Management Agreement also authorizes the New Adviser to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the New Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the overall responsibilities of the New Adviser with respect to the Fund and to accounts over which the New Adviser exercises investment discretion. The Fund and the New Adviser understand and acknowledge that, although the information may be useful to the Fund and the New Adviser, it is not possible to place a dollar value on such information. The Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the New Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, it will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Adviser's services to the Fund pursuant to the Agreement are not to be deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others, including other registered investment companies.

     The New Management Agreement provides that the New Adviser and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the New Management Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the New Adviser's duties under the New Management Agreement, or by reason of reckless disregard by any of such persons of the New Adviser's obligations and duties under the New Management Agreement.

     Under the New Management Agreement, the Trust and the New Adviser acknowledge that all rights to the names "BSG" and "Banc Stock Group" belong to the New Adviser and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the New Adviser ceases to be the adviser to the Fund, the Trust's rights to the use of the names "BSG" and "Banc Stock Group" with respect to the Fund will automatically cease on the ninetieth day following the termination of the New Management Agreement. The use of the names may also be withdrawn by the New Adviser during the term of the New Management Agreement upon ninety (90) days' written notice by the New Adviser to the Trust. Nothing contained in the Agreement impairs, or diminishes in any respect, the New Adviser's right to use the names "BSG" and "Banc Stock Group" in the name of, or in connection with, any other business enterprises with which the New Adviser is or may become associated. There is no charge to the Trust for the right to use the name.

     No provisions of the New Management Agreement may be changed, waived, discharged or terminated orally, and no amendment of the Agreement is effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the New Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the 1940 Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     The New Management Agreement will become effective on the date the shareholders of the Fund approve the New Management Agreement. The New Management Agreement will continue in effect for two years from its effective date, and may continue thereafter on a year-to-year basis, subject to approval by the Trustees of the Trust or the vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act), and also, in either event by a vote of the majority of the disinterested Trustees of the Trust in accordance with the 1940 Act and pursuant to the terms and conditions of the New Management Agreement. The New Management Agreement may be terminated upon sixty days written notice by the Board of Trustees of the Trust, by a vote of a majority of the outstanding voting securities of the Fund, or by the New Adviser.

     If the New Management Agreement is not approved by the shareholders, the Current Adviser will continue to act as the adviser of the Fund pursuant to the Current Management Agreement.

     The terms of the New Management Agreement are substantially similar to the terms of the Current Management Agreement, except (1) as described above with respect to administrative responsibilities, and (2) with regard to the payment of operating expenses and compensation. Whereas the Current Adviser pays the Fund's operating expenses and has agreed to reimburse Trustee expenses until June 1, 2003 pursuant to the terms of the Current Management Agreement, the New Adviser would pay operating expenses and agree to reimburse Trustee expenses until June 1, 2003 under the terms of the Administrative Services Agreement. Furthermore, under the Current Management Agreement, the Current Adviser receives an annual investment management fee of 1.50%, whereas under the terms of the New Management Agreement, the New Adviser would receive an annual investment management fee of 1.00%. However, the New Adviser would also receive a separate annual administrative services fee of 0.50% pursuant to the Administrative Services Agreement, which when combined with the 1.00% investment management fee, would equal the 1.50% annual fee the Current Adviser receives from the Fund under the Current Management Agreement. The New Management Agreement also contains other non-substantive changes. The New Management Agreement is attached as Appendix A. You should read the Agreement. The description in this proxy statement is only a summary.

     For the fiscal year ended February 29, 2000, the Banc Stock Group Fund paid investment management fees of $277,238 to the Current Adviser. Had the Fund paid the Current Adviser the 1.00% investment management fee called for under the terms of the New Management Agreement, the Current Adviser would have received investment management fees of $_________ during this period, which would have been a decrease of ___%. However, this change in investment management fees does not take into account administrative fees, which would have been paid pursuant to the Administrative Services Agreement, rather than the New Management Agreement.

     The following table compares the fees and expenses of the Fund under the Current Management Agreement with the fees and expenses of the Fund under the New Management Agreement.

---------------------------------------- -------------------------------------- --------------------------------------
                                          Shareholder Fees Under the Current         Shareholder Fees Under the
                                                 Management Agreement                 New Management Agreement
---------------------------------------- -------------------------------------- --------------------------------------
Management Fees                                         _____%                                  ____%
---------------------------------------- -------------------------------------- --------------------------------------
Distribution Expenses                                    ____%                                  ____%
---------------------------------------- -------------------------------------- --------------------------------------
Other Expenses                                           ____%                                 ______%
---------------------------------------- -------------------------------------- --------------------------------------
Total Annual Fund Operating Expenses
                                                         ----%                                 ------%
---------------------------------------- -------------------------------------- --------------------------------------

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund under the Current Management Agreement with the cost of investing in the Fund under the New Management Agreement. The example uses the following assumptions: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                                   CURRENT MANAGEMENT AGREEMENT

                    1 YEAR         3 YEARS           5 YEARS          10 YEARS
                    ------         --------          -------          --------
                    $----          $----             $----            $----

                                   NEW MANAGEMENT AGREEMENT

                    1 YEAR         3 YEARS           5 YEARS          10 YEARS
                    ------         --------          -------          --------
                    $---           $----             $----            $----

NEW ADVISER

     The New Adviser's principal executive offices are located at 1105 Schrock Road, Suite 437, Columbus, Ohio 43229. Anthony J. Reilly is President of the New Adviser. Mr. Reilly is also President of the Trust. Jeffrey C. Barton, Chief Financial Officer of The Banc Stock Group, is Treasurer and sole Director of the Current Adviser. The New Adviser is a wholly owned subsidiary of The Banc Stock Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229.

     The New Adviser also acts as the Banc Stock Group Fund's distributor. For the fiscal year ended February 29, 2000, the New Adviser, in its capacity as the Fund's distributor, retained $1,545 in total underwriting commissions. It is anticipated that the New Adviser will continue to act as the Trust's distributor after the New Agreement is approved. In addition, the New Adviser was paid $144,454 in commissions for effecting 100% of the Fund's brokerage transactions during the fiscal year ended February 29, 2000.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

     At their meeting on August 25, 2000, all Trustees, including all of the independent Trustees, considered and unanimously approved the New Agreement. In considering the New Agreement, the trustees reviewed the services to be provided by the New Adviser, analyzing factors they deemed relevant, including (i) the nature, quality, and scope of the services to be provided, (ii) the ability of the New Adviser to provide such services, (iii) the fact that the New Adviser would employ the same portfolio manager as the Current Adviser, (iv) the performance of the Fund relative to other funds in its peer group and to various bank stock indices, and (v) the reasonableness and fairness of the proposed fees in relation to the services to the Fund. The Trustees also reviewed the fees to be paid to the New Adviser in light of the fees paid to other investment managers by comparable funds.

     In evaluating the New Agreement, there was considerable discussion by the Trustees about the proposed fee structure, which includes both an investment management fee and an administration fee. The trustees placed importance on the fact that the total amount of fees paid to the New Adviser would be identical to the fees paid to the Current Adviser, and that other than shifting administrative responsibilities and fees to a separate agreement, the terms of the Current Agreement and the New Agreement are substantially similar. After consideration of these and other factors, including a review of the New Adviser's financial statements, the Trustees, including all of the independent Trustees, approved the New Agreement.

RECOMMENDATION OF THE BOARD OF TRUSTEES

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The 1940 Act, which is the primary federal law that regulates the Trust, requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

     Under this proposal, shareholders of the Trust are asked to ratify the Board's unanimous selection of McCurdy & Associates CPA's, Inc. ("McCurdy & Associates") as the Trust's independent accountants for the fiscal year ending February 28, 2001. McCurdy & Associates has been the Trust's independent accountants since April 24, 1997. At that time, the Board of Directors unanimously selected McCurdy & Associates based on its industry experience and depth of expertise. At a meeting on ___________, 2000, the Board again elected McCurdy & Associates as independent accountants.

     Representatives of McCurdy & Associates are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of McCurdy & Associates are present, they will be available to respond to appropriate questions from shareholders. Unless otherwise instructed, the proxies will vote for the ratification of the selection of McCurdy & Associates as the Trust's independent accountants.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF MCCURDY & ASSOCIATES AS THE TRUST'S INDEPENDENT ACCOUNTANTS.

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Lisa Hunter at The BSG Funds, 1105 Schrock Road, Suite 437, Columbus, Ohio 43229.

                              COST OF SOLICITATION

     The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Current Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.

INVESTMENT ADVISER                     DISTRIBUTOR                           ADMINISTRATOR
Diamond Hill Capital Management, Inc.  Banc Stock Financial Services, Inc.   Mutual Funds Service Co.
1105 Schrock Road, Suite 437           1105 Schrock Road, Suite 437          6000 Memorial Drive
Columbus, Ohio  45229                  Columbus, Ohio  45229                 Dublin, Ohio 43017


                                              BY ORDER OF THE BOARD OF TRUSTEES



                                                                 LISA R. HUNTER
Dated October ____, 2000                                              Secretary

PROXY

                                  THE BSG FUNDS
                              BANC STOCK GROUP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER ___, 2000

     The undersigned shareholder of the Banc Stock Group Fund (the "Fund"), a series of The BSG Funds (the "Trust"), hereby nominates, constitutes and appoints Roderick H. Dillon, Jr. and Lisa R. Hunter and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of the Banc Stock Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 on October __, 2000 at ____ [a.m./p.m.] Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL I.        ELECTION OF TRUSTEES

     Election of the following five persons to serve as members of the Board of Trustees to hold office until their successors are duly elected and qualified:

     1. John M. Bobb            2. Roderick H. Dillon, Jr.     3. Lisa R. Hunter
     4. George A. Skestos       5. William P. Zox

                   |_| AUTHORITY GIVEN           |_| AUTHORITY WITHHELD

     If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "Authority Given" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

     ___________________________________________________________________________

     PROPOSAL II.       APPROVAL OF THE MANAGEMENT AGREEMENT

     Approval or disapproval of the Management Agreement between the Trust, on behalf of the Banc Stock Group Fund, and Banc Stock Financial Services, Inc.

          |_| FOR             |_| AGAINST            |_| ABSTAIN

     PROPOSAL III.      RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent accountants of the Trust for the fiscal year ending February 28, 2001.

         |_| FOR              |_| AGAINST            |_| ABSTAIN

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSALS II AND III. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


________________    DATED:______________    ____________________________________
(Number of Shares)                          (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)
                                            (Please date this proxy and sign
                                            your name as it appears on the
                                            label. Executors, administrators,
                                            trustees, etc. should give their
                                            full titles. All joint owners
                                            should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY

                                  THE BSG FUNDS
                             DIAMOND HILL FOCUS FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER ___, 2000

     The undersigned shareholder of the Diamond Hill Focus Fund (the "Fund"), a series of The BSG Funds (the "Trust"), hereby nominates, constitutes and appoints Roderick H. Dillon, Jr. and Lisa R. Hunter and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of the Banc Stock Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 on October __, 2000 at ____ [a.m./p.m.] Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     PROPOSAL I.        ELECTION OF TRUSTEES

     Election of the following five persons to serve as members of the Board of Trustees to hold office until their successors are duly elected and qualified:

     1. John M. Bobb            2. Roderick H. Dillon, Jr.     3. Lisa R. Hunter
     4. George A. Skestos       5. William P. Zox

                   |_| AUTHORITY GIVEN           |_| AUTHORITY WITHHELD

     If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "Authority Given" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:

     _________________________________________________________________________

     PROPOSAL III.      RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Ratification of the appointment of McCurdy & Associates CPA's, Inc. as independent accountants of the Trust for the fiscal year ending February 28, 2001.

         |_| FOR              |_| AGAINST            |_| ABSTAIN

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL III. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.



________________    DATED:______________    ____________________________________
(Number of Shares)                          (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)
                                            (Please date this proxy and sign
                                            your name as it appears on the
                                            label. Executors, administrators,
                                            trustees, etc. should give their
                                            full titles. All joint owners
                                            should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                                                                      Appendix A

                            MANAGEMENT AGREEMENT

TO:      Banc Stock Financial Services, Inc.
         1105 Schrock Road, Suite 437
         Columbus, Ohio 43229


Dear Sirs:

     The BSG Funds (the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The Trust currently offers two series of shares to investors, one of which is the Banc Stock Group Fund (the "Fund").

     You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

     1.   ADVISORY SERVICES

     You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

     2.   ALLOCATION OF CHARGES AND EXPENSES

     You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Fund.

     The Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (including fees and expenses payable to you under the Administration Agreement between you and the Trust ), accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") or under the Fund's Shareholder Servicing Plan); and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

     You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

     3.   COMPENSATION OF THE ADVISER

     For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     4.   EXECUTION OF PURCHASE AND SALE ORDERS

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

     5.   LIMITATION OF LIABILITY OF ADVISER

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

     6.   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or
(ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

     7.   USE OF NAME

     The Trust and you acknowledge that all rights to the names "BSG" and "Banc Stock Group" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the names "BSG" and "Banc Stock Group" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the names may also be withdrawn by you during the term of this Agreement upon ninety
(90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name names "BSG" and "Banc Stock Group" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

     8.   AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     9.   LIMITATION OF LIABILITY TO TRUST PROPERTY

     The term "The BSG Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

     10.  SEVERABILITY

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     11.  QUESTIONS OF INTERPRETATION

          (a) This Agreement shall be governed by the laws of the State of Ohio.

          (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

          (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

     12.  NOTICES

          Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1105 Schrock Road., Suite 437, Columbus, Ohio 43229, and your address for this purpose shall be 1105 Schrock Road, Suite 437, Columbus, Ohio 43229.

     13.  COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.  BINDING EFFECT

          Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     15.  CAPTIONS

          The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                           Yours very truly,
ATTEST:

                                           The BSG Funds

By: _______________________________        By:________________________________
        Name/Title                                  Name/Title


Dated: ____________________________

                                   ACCEPTANCE

     The foregoing Agreement is hereby accepted.

ATTEST:

                                           Diamond Hill Capital Management, Inc.

By:________________________________        By:________________________________
        Name/Title                                 Name/Title


Dated: ____________________________